EXHIBIT 10.2

EXECUTION VERSION

THIRD AMENDMENT AND JOINDER

TO THE RESTRUCTURING SUPPORT AGREEMENT

This THIRD AMENDMENT AND JOINDER (this “Agreement”), dated as of February 15, 2011, is made by and among (i) A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc. (“Holdings”); Keystone Automotive Operations, Inc. (“Operations”); Keystone Automotive Operations of Canada, Inc.; and Keystone Automotive Operations Midwest, Inc. (collectively, the “Company”), (ii) Sphere Capital, LLC – Series A and Cetus Capital, LLC (each, a “Consenting Holder”), (iii) Edward H. Orzetti, Richard S. Paradise, Patrick Judge, Murthy K. Sathya, Kevin J. Canavan, Rudy Esteves, Christian R. Koshinski, William C. Rogers, Christopher Patti, Gerard K. Guiler, Michael O’Donovan, Ralph Ruzzi, Joseph T. Santangelo and William L. Brady (each, a “Management Holder”), (iv) Bain Capital Fund VII, LLC, Bain Capital, LLC and Bain Capital Fund VII, L.P. (together with any of their respective affiliates, “Bain”) and (v) Advent International Corporation, Advent Partners II L.P., Advent Partners GPE-IV, L.P. and Global Private Equity IV, L.P. (collectively and together with any of their respective affiliates, “Advent”) (each of the foregoing, a “Party,” and collectively, the “Parties”). Reference is made to that certain Restructuring Support Agreement, dated as of January 10, 2011, by and among the Company and the Consenting Holders (as may be amended, restated, supplemented or otherwise modified from time to time, together with exhibits, annexes and attachments thereto, the “RSA”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the RSA.

W I T N E S S E T H:

WHEREAS, pursuant to the RSA, the Company and the Consenting Holders have agreed to implement a Restructuring of the Company pursuant to the terms as set forth in the Term Sheet;

WHEREAS, pursuant to that certain Indenture, dated as of October 30, 2003, among Operations, as issuer, each of the Debtors as guarantors, and The Bank of New York, as trustee, Operations issued 9.75% senior subordinated notes due on November 1, 2013, in an initial aggregate principal amount of $175 million (the “Senior Subordinated Notes”);

WHEREAS, each Management Holder is the holder of certain Senior Subordinated Notes;

WHEREAS, Operations and Bain Capital, LLC are parties to that certain Advisory Agreement, dated as of October 30, 2003 (the “Bain Advisory Agreement”);

WHEREAS, pursuant to and conditioned upon the successful completion of the Restructuring, and effective and payable only upon consummation of the Exchange Offer or the consummation of the Plan, and in full discharge and satisfaction of all fees, expenses, claims, charges, liabilities and obligations now or hereafter due pursuant to the Bain Advisory Agreement, Bain shall solely be entitled to receive and Operations shall pay, $875,000.00 (the “Bain Settlement Amount”); but subject to Section 2(c) below;

WHEREAS, Operations and Advent International Corporation are parties to that certain Advisory Agreement, dated as of October 30, 2003 (the “Advent Advisory Agreement”);

WHEREAS, pursuant to and conditioned upon the successful completion of the Restructuring, and effective and payable only upon consummation of the Exchange Offer or the consummation of the Plan, and in full discharge and satisfaction of all fees, expenses, claims, charges, liabilities and obligations now or hereafter due pursuant to the Advent Advisory Agreement, Advent shall solely be entitled to receive and Operations shall pay, $9,722.22 (the “Advent Settlement Amount”); but subject to Section 3(c) below;

WHEREAS, each of (i) the Management Holders, (ii) Bain and (iii) Advent desires and hereby agrees to become party to the RSA upon the terms and subject to the conditions set forth below; and

WHEREAS, the Parties desire to amend the RSA upon the terms and subject to the conditions set forth below.

NOW, THEREFORE, pursuant to Section 7 of the RSA, and in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

1. Amendment to Section 5.01(a). Section 5.01(a) of the RSA is hereby amended by deleting the date “February 11, 2011” and substituting “February 15, 2011” instead.

2. Management Holders Joinder of RSA. By executing this Agreement, each Management Holder accepts and agrees to be bound by all of the terms and provisions of the RSA as if such Management Holder were an original signatory thereto and each Management Holder shall be entitled to all of the rights and subject to all of the obligations of a “Consenting Holder” thereunder, except as such rights and obligations are supplemented, modified or superseded by the terms of this Agreement. Each Management Holder agrees to (i) support the Restructuring and the Plan and take all actions necessary to consummate each, (ii) tender and not withdraw all Senior Subordinated Notes owned by such Management Holder and its affiliates in the Exchange Offer, (iii) vote, and not change or withdraw such vote, all Claims held by such Management Holder or any of its affiliates in favor of the Plan and (iv) not sell, convey or otherwise transfer any Senior Subordinated Notes owned by such Management Holder and its affiliates other than in connection with the Restructuring. For the avoidance of doubt, no Management Holder shall in any event (a) be bound by, or entitled to any right or subject to any obligation arising under, Section 3.03, Section 3.05, Section 3.06, Section 3.07, Section 4.01, Section 4.06 or the second sentence of Section 9 of the RSA or (b) be entitled to any right or subject to any obligation to which a Consenting Holder is entitled or subject solely on account of such Consenting Holder (1) being a “Backstop Party” or (2) having executed the Backstop Stock Purchase Agreement. Furthermore, for the avoidance of doubt, each Management Holder shall otherwise be deemed a “Consenting Holder” for purposes of the Solicitation Materials.

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3. Bain and Advent Settlements.

(a) Effective and payable only upon consummation of the Exchange Offer or the consummation of the Plan, and subject to Section 3 of this Agreement, Operations shall pay (i) the Bain Settlement Amount to Bain and (ii) the Advent Settlement Amount to Advent, for each of Bain’s and Advent’s account and, as applicable, for each of their predecessors, successors and assigns, subsidiaries, affiliates, managed accounts or funds, current and former officers, directors, principals, shareholders, members, partners, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors and other professionals, and such persons’ respective heirs, executors, estates, servants and nominees (collectively, the “Releasors”), and upon receipt of the Bain Settlement Amount and the Advent Settlement Amount, as applicable, the Releasors hereby fully release and forever discharge the Company (including, without limitation, Holdings and Operations), and its predecessors, successors and assigns, subsidiaries, affiliates, current and former officers, directors, principals, shareholders, members, partners, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies and other professionals, and such persons’ respective heirs, executors, estates, servants and nominees (collectively, the “Releasees”), of and from any and all actions, fees (including management, advisory or similar fees) claims, interests, obligations, rights, suits, damages, causes of action, remedies, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, breaches, agreements, promises, licenses, variances, trespasses, judgments, extents, executions, costs, expenses, demands and liabilities whatsoever, including any derivative claims, whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or hereafter arising, in law, equity or otherwise, in contract or tort, by statute or otherwise, that such entity (whether individually or collectively) ever had, now has or hereafter can, shall or may have, that has arisen or arises out of or relates in any way to (A) the Bain Advisory Agreement, (B) the Advent Advisory Agreement, (C) any purchase, merger or acquisition agreement pursuant to which Bain or Advent or any of their affiliates acquired securities of or interests in Holdings (including any ancillary or related agreements or documents), or (D) the prior relationship between (x) Bain or any of its affiliates or (y) Advent or any of its affiliates, on the one hand, and Holdings and any of its successors, predecessors or affiliated entities, on the other hand, from the beginning of the world to the date of this Agreement (A-D, the “Released Matters”). Subject to Section 3(c), effective upon payment of the Bain Settlement Amount and the Advent Settlement Amount, as applicable, the Bain Advisory Agreement and the Advent Advisory Agreements will be terminated.

(b) Effective upon payment of the Bain Settlement Amount and the Advent Settlement Amount, as applicable, the Releasees hereby fully release and forever discharge the Releasors, of and from, any and all actions, fees, claims, interests, obligations, rights, suits, damages, causes of action, remedies, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, breaches, agreements, promises, licenses, variances, trespasses, judgments, extents, executions, costs, expenses, demands and liabilities whatsoever, including any derivative claims, whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or hereafter arising, in law, equity or otherwise, in contract or tort, by statute or otherwise, that such entity (whether individually or collectively) ever had, now has or hereafter can, shall or may have, that has arisen or arises out of or relates in any way to the Released Matters.

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(c) Notwithstanding anything herein to the contrary, nothing herein shall release (i) any obligation set forth in Section 7 of the Bain Advisory Agreement, which obligations shall survive termination of such agreement; (ii) any obligation set forth in Section 6 of the Advent Advisory Agreement which obligations shall survive termination of such agreement; or (iii) any obligation of the Releasees to indemnify or to advance fees or reimburse any costs to their current or former directors or officers or Bain Capital, LLC or Advent International Corporation or any of their respective partners, under its organizational documents, by-laws, employee indemnification policies, state law or any other agreement.

(d) Effective upon payment of the Bain Settlement Amount and the Advent Settlement Amount and subject to Section 3 of this Agreement, Operations shall pay or cause to be paid or reimbursed the reasonable, documented out-of-pocket fees and expenses incurred by Bain and/or Advent in connection the negotiation, execution and delivery of this Agreement, the RSA, the Plan, the Exchange Offer and any related or ancillary document or transaction, which amount shall in no event exceed $250,000 in the aggregate.

4. Bain and Advent Joinder of RSA. By executing this Agreement, each of Bain and Advent accepts and agrees to be bound by (and agrees to cause each of its affiliates to be bound by) all of the terms and provisions contained in Section 3.01 and Section 3.02 of the RSA (to the extent applicable) as if Bain, Advent and each of their respective affiliates, as applicable, were an original signatory thereto and each hereby agrees to (i) support the Restructuring and the Plan and take all actions necessary to consummate each, including the forfeiture, redemption or delivery of all shares of common stock or other equity interests of Holdings owned by any of them (including by way of merger) for no consideration or for nominal consideration (other than the releases granted hereunder) and to cause (including by exercise of any drag-along or similar right) all other holders of common stock and other equity interests of Holdings to similarly forfeit, redeem or deliver shares of common stock or other equity interests of Holdings owned by such holders, in each case as directed by the Company and (ii) vote, and not change or withdraw such vote, all Claims held by Bain or Advent, as applicable, in favor of the Plan.

5. Representations. Each of the Debtors jointly and severally represents and warrants to the Consenting Holders that, to the knowledge of the Debtors, except for the Management Holders listed herein, no other employee, officer, director or former employee, officer or director of the Company owns Senior Subordinated Notes.

6. Termination. This Agreement shall terminate upon the termination of the RSA and be of no further force and effect.

7. Reservation of Rights. Each Party acknowledges and agrees that (i) the Parties shall preserve all rights, remedies, power or privileges set forth in the RSA and under applicable law and (ii) nothing contained herein shall in any way limit or otherwise prejudice, and the Parties have reserved their right to invoke fully, any right, remedy, power or privilege which the Parties may not have or may have in the future under or in connection with the RSA and applicable law, or diminish any of the obligations of any other Party contained in the RSA. The rights, remedies, powers and privileges of the Parties provided under this Agreement and the RSA are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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8. No Change. Except as expressly provided herein, no term or provision of the RSA shall be amended, waived, modified, consented to or supplemented, and each term and provision of the RSA shall remain in full force and effect.

9. Miscellaneous. The provisions of Section 8 of the RSA are incorporated herein by reference as if set forth in full herein and shall apply to the terms and provisions of this Agreement and the Parties mutatis mutandis.

10. Counterparts. This Agreement may be executed and delivered (by facsimile, electronic mail or otherwise) by the Parties in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same original instrument.

11. Effectiveness and Enforceability. This Agreement shall become effective, upon the execution of a counterpart hereof by each of the Parties, as of the date hereof and delivery of this Agreement by any Party shall be binding upon each of its permitted successors and assigns. In the event of any conflict between this Agreement and any other Restructuring document, the terms of this Agreement shall govern (unless such terms of such other Restructuring documents are necessary to comply with applicable Requirements of Law, in which case such terms shall govern to the extent necessary to comply therewith). Each of the Parties hereto represents severally and not jointly that this Agreement is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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The Parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KEYSTONE AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Richard Paradise
Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer

KEYSTONE AUTOMOTIVE OPERATIONS, INC.		KAO MANAGEMENT SERVICES, LLC

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

A&A AUTO PARTS STORES, INC.		KEY COMP, INC.

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Joinder Agreement]

AMERICAN SPECIALTY EQUIPMENT CORP.		KEYSTONE AUTOMOTIVE DISTRIBUTORS COMPANY, LLC

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

ARROW SPEED ACQUISITION LLC		KEYSTONE AUTOMOTIVE OPERATIONS OF CANADA, INC.

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

DRIVERFX.COM, INC.		KEYSTONE AUTOMOTIVE OPERATIONS MIDWEST, INC.

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Joinder Agreement]

SPHERE CAPITAL, LLC – SERIES A

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President & Secretary

[Signature Page to Joinder Agreement]

CETUS CAPITAL, LLC

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

[Signature Page to Joinder Agreement]

By:	/s/ Edward H. Orzetti
Name:	Edward H. Orzetti

[Signature Page to Joinder Agreement]

By:	/s/ Richard S. Paradise
Name:	Richard S. Paradise

[Signature Page to Joinder Agreement]

By:	/s/ Patrick Judge
Name:	Patrick Judge

[Signature Page to Joinder Agreement]

By:	/s/ Murthy K. Sathya
Name:	Murthy K. Sathya

[Signature Page to Joinder Agreement]

By:	/s/ Kevin J. Canavan
Name:	Kevin J. Canavan

[Signature Page to Joinder Agreement]

By:	/s/ Rudy Esteves
Name:	Rudy Esteves

[Signature Page to Joinder Agreement]

By:	/s/ Christian R. Koshinski
Name:	Christian R. Koshinski

[Signature Page to Joinder Agreement]

By:	/s/ William C. Rogers
Name:	William C. Rogers

[Signature Page to Joinder Agreement]

By:	/s/ Christopher Patti
Name:	Christopher Patti

[Signature Page to Joinder Agreement]

By:	/s/ Gerard K. Guiler
Name:	Gerard K. Guiler

[Signature Page to Joinder Agreement]

By:	/s/ Michael O’Donovan
Name:	Michael O’Donovan

[Signature Page to Joinder Agreement]

By:	/s/ Ralph Ruzzi
Name:	Ralph Ruzzi

[Signature Page to Joinder Agreement]

By:	/s/ Joseph T. Santangelo
Name:	Joseph T. Santangelo

[Signature Page to Joinder Agreement]

By:	/s/ William L. Brady
Name:	William L. Brady

[Signature Page to Joinder Agreement]

BAIN CAPITAL, LLC

By:	/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BAIN CAPITAL FUND VII, LLC

By:	/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

BAIN CAPITAL FUND VII, L.P.

By:	/s/ Steve Zide
Name:	Steve Zide
Title:	Managing Director

[Signature Page to Joinder Agreement]

ADVENT INTERNATIONAL CORPORATION

By:	/s/ Gabriel E. Gomez
Name:	Gabriel E. Gomez
Title:	Principal

ADVENT PARTNERS II L.P.

By:	/s/ Gabriel E. Gomez
Name:	Gabriel E. Gomez
Title:	Principal

ADVENT PARTNERS GPE-IV, L.P.

By:	/s/ Gabriel E. Gomez
Name:	Gabriel E. Gomez
Title:	Principal

GLOBAL PRIVATE EQUITY IV, L.P.

By:	/s/ Gabriel E. Gomez
Name:	Gabriel E. Gomez
Title:	Principal

[Signature Page to Joinder Agreement]